Exhibit 99.3

 Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
COMBINED FINANCIAL STATEMENTS
(UNAUDITED)
 March 31, 2007

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.

INDEX TO COMBINED FINANCIAL STATEMENTS

CONTENTS

Unaudited Combined Financial Statements:

Combined Balance Sheet – March 31, 2007 (Unaudited)	F-2

Combined Statements of Operations (Unaudited)
For the three and nine month periods ended March 31, 2007 and 2006	F-3

Combined Statements of Cash Flows (Unaudited)
For the nine month periods ended March 31, 2007 and 2006	F-4

Notes to Unaudited Combined Financial Statements	F-5 to F-14

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.
INNER MONGOLIA JIN MA HOTEL COMPANY LTD. AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
COMBINED BALANCE SHEET
AS OF MARCH 31, 2007
(UNAUDITED)

ASSETS

Cash & cash equivalents	$409,077
Accounts receivable, net of allowance for doubtful accounts of $1,529,329	3,864,612
Inventories	43,493
Advance to supplier	341,899
Other receivable	873,810
Due from related parties	356,600
Property and equipment - net	4,680,253
Real estate held for sale	3,037,082
Cost in excess of billings	14,343
Land rights	158,080
Security Deposits	129,184
Total Assets	$13,908,433

LIABILITIES AND MEMBERS' EQUITY

Liabilities:
Loans payable	$1,660,789
Accounts payable	537,955
Accrued expenses	916,756
Income tax payable	495,636
Advances from customers	701,686
Total Liabilities	4,312,822

Commitments	-

Members' equity:
Shareholders' capital & members' equity	5,959,807
Retained earnings	3,252,680
Other comprehensive gain - foreign currency	383,124
Total Members' Equity	9,595,611
Total Liabilities and Members' Equity	$13,908,433

See notes to combined financial statements

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.
INNER MONGOLIA JIN MA HOTEL COMPANY LTD. AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
COMBINED STATEMENTS OF INCOME
(UNAUDITED)

	For the Three Month Periods Ended		For the Nine Month Periods Ended
	March 31,		March 31,
	2007	2006	2007	2006

NET REVENUES
Construction	$6,459,404	$911,988	$18,052,407	$11,677,531
Hotel	679,493	717,488	1,910,049	2,355,616
Real Estate	2,606	6,962	407,946	2,623,632
Total Revenues	7,141,503	1,636,438	20,370,402	16,656,779

COST OF SALES
Construction	5,369,856	776,721	15,084,056	9,828,278
Hotel	364,390	399,218	1,001,087	1,208,418
Real Estate	1,843	4,578	288,644	1,724,988
Total Cost of sales	5,736,089	1,180,517	16,373,787	12,761,684

GROSS PROFIT	1,405,414	455,921	3,996,615	3,895,095

OPERATING EXPENSES:
Hotel operating expenses	78,077	109,884	222,655	362,747
Salaries and employee benefits	34,272	54,435	129,840	227,006
General and administrative	101,764	98,168	779,649	512,642
Total Operating Expenses	214,113	262,487	1,132,144	1,102,395

INCOME FROM OPERATIONS	1,191,301	193,434	2,864,471	2,792,700

OTHER INCOME (EXPENSE):
Other income	2,439	53	2,439	13,465
Other expense	(13)	(392)	(2,100)	(2,116)
Interest income	(4,592)	22	553	189
Interest expense	(63,231)	(20,404)	(186,600)	(226,626)
Total Other Income (Expense)	(65,397)	(20,721)	(185,708)	(215,088)

INCOME BEFORE INCOME TAX	1,125,904	172,713	2,678,763	2,577,612

INCOME TAX	704,945	327,911	1,041,857	873,525

NET INCOME	420,959	(155,198)	1,636,906	1,704,087

OTHER COMPREHENSIVE ITEM:

Foreign currency translation gain	98,779	59,086	291,400	244,404

NET COMPREHENSIVE INCOME	$519,738	$(96,112)	$1,928,306	$1,948,491

See notes to combined financial statements

INNER MONGOLIA JIN MA CONSTRUCTION COMPANY LTD.
INNER MONGOLIA JIN MA HOTEL COMPANY LTD. AND
INNER MONGOLIA JIN MA REAL ESTATE DEVELOPMENT COMPANY LTD.
COMBINED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Nine Month Periods Ended
	March 31,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,636,906	$1,704,087
Adjustments to reconcile net income from operations to net cash provided by operating activities:
Depreciation	216,063	156,790
Bad debts expense	481,763	55,868
Changes in assets and liabilities:
Accounts receivable	6,247,764	(4,942,926)
Inventories	236,239	(669,744)
Other receivables	10,499	(49,175)
Advance to suppliers	1,122,711	(1,344,676)
Other assets	(126,987)	-
Accounts payable and accrued expenses	(8,668,466)	(572,872)
Income tax payable	3,661	411,426
Advances from customers	701,686	6,580,190
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,382,601	1,328,968

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of real estate	-	1,583,935
Purchase land for real estate	(660,998)	-
Purchase of property, plant and equipment	(281,677)	-
NET CASH PROVIDED BY/ (USED IN) INVESTING ACTIVITIES	(942,675)	1,583,935

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on loans payable	-	(267,164)
Repayments on related party advances	(221,753)	(393,832)
Proceeds from loans payable	-	104,269
Repayments on loans payable	-	(104,269)
Advances to related parties	-	(1,353,076)
Distribution to members	-	(1,532,256)
Increase in reserve funds	-	16,617
NET CASH USED IN FINANCING ACTIVITIES	(221,753)	(3,529,711)

EFFECT OF EXCHANGE RATE ON CASH	9,980	(25,013)

NET (DECREASE) INCREASE IN CASH & CASH EQUIVALENTS	228,153	(641,821)

CASH & CASH EQUIVALENTS- beginning of period	180,924	795,569

CASH & CASH EQUIVALENTS - end of the period	$409,077	$153,748

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$186,600	$226,626
Income taxes	$1,041,857	$873,525

See notes to combined financial statements

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Inner Mongolia Jin Ma Construction Company Ltd.

Inner Mongolia Jin Ma Construction Co. Ltd. (“Jin Ma Construction”) was founded in 1980 with registered capital of 25,000,000 RMB equivalents to approximately $3,025,000. Jin Ma Construction’s business line includes industrial and civil construction projects, aluminum alloy window and door, fireproofing projects, fire protection installation and decorations.

Inner Mongolia Jin Ma Hotel Co. Ltd.

Inner Mongolia Jin Ma Hotel Co. Ltd. (“Jin Ma Hotel”) was founded in 1999 with registered capital of 20,000,000 RMB equivalents to approximately $2,420,000. Jin Ma owns, manages and operates the Jin Ma Hotel, a two-star full service hotel in Hohhot, Inner Mongolia.

Inner Mongolia Jin Ma Real Estate Development Co. Ltd.

Inner Mongolia Jin Ma Real Estate Development Co. Ltd. (“Jin Ma Real Estate”) was founded in 1999 with registered capital of 4,000,000 RMB equivalents to approximately $484,000.  Its main business focus is real estate development.

Basis of presentation

The combined financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").  The financial statements of Jin Ma Construction, Jin Ma Hotel, and Jin Ma Real Estate (collectively the “Jin Ma Companies”) are combined because each company is owned beneficially by identical stockholders.  All significant intercompany accounts and transactions have been eliminated in the combination.

The combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The accompanying financial statements for the interim period are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods presented. The financial statements should be read in conjunction with the audited financial statements for the year ended June 30, 2006 and notes.  The results of operations for the nine months ended March 31, 2007 are not necessarily indicative of the results for the full fiscal year ending June 30, 2007.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.  Significant estimates in 2007 and 2006 include the allowance for doubtful accounts and the useful life of property and equipment.

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, and advances from customers approximate their fair market value based on the short-term maturity of these instruments.

Cash and cash equivalents

For purposes of the combined statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

Accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt.  Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  At March 31, 2007, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $1,529,329.

Inventories

Inventories, consisting of construction materials and consumable goods related to the Company’s operations are stated at the lower of cost or market utilizing the first-in, first-out method.

Property and equipment

Property and equipment are carried at cost. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.  When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.  .

Real estate held for sale

The Company capitalizes as real estate held for sale the direct construction and development costs, property taxes, interest incurred on costs related to land under development and other related costs (i.e. engineering, surveying, landscaping, etc.) until the property reaches its intended use. At March 31, 2007, real estate held for sale amounted to $3,037,082.

Advertising
Advertising is expensed as incurred. Advertising expenses for the nine month periods ended March 31, 2007 and 2006 were not material.

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Costs in excess of billings

Costs in excess of billings are stated at cost, unless events or circumstances indicate that cost cannot be recovered, in which case the carrying value is reduced to estimated fair value. Estimated fair value: (i) is based on the Company’s plans for the development of each property; and (ii) considers the cost to complete and the estimated fair value of the completed projects.

Direct construction, development costs, property taxes and other related costs to the construction projects are capitalized during periods those activities which are necessary to get the projects ready for its intended use. The capitalization ends when the construction is substantially completed and the projects are ready for its intended use.

 Advances from customers

Advances from customers at March 31, 2007 of $701,686 consist of prepayments from third party customers to the Company for construction and real estate transactions to ensure sufficient funds are available to complete the real estate and construction projects. The Company will recognize the deposits as revenue upon transfer of title to the buyer, in compliance with its revenue recognition policy.

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the year ended March 31, 2007.

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China. The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.  At March 31, 2007, there was no significant book to tax differences.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin 104 for revenue recognition.  In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.  The following policies reflect specific criteria for the various revenues streams of the Company:

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITEDCOMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition (continued)

Revenues from real estate primarily involve the sale of multi family homes and community environments. Revenue is not recognized until a sale is fully consummated as evidenced by (1) a binding contract, (2) receipt of consideration and (3) transfer to the buyer the usual risks and rewards of ownership. The Company generally applies the "full accrual" method of revenue recognition thereby recognizing revenue and the related profit upon transfer of title to the buyer. Additionally, the Company uses the "deposit" method for sales that have not been completed for which payments have been received from buyers (reflected as advances from customers in the Company’s combined balance sheets), and as such no profit is recognized until the sale is consummated.

In accounting for long-term engineering and construction-type contracts, the Company follows the provisions of the AICPA’s Statement of Position 81-1—Accounting for Performance of Construction-Type and Certain Production-Type Contracts. The Company recognizes revenues using the percentage of completion method of accounting by relating contract costs incurred to date to the total estimated costs at completion. Contract price and cost estimates are reviewed periodically as work progresses and adjustments proportionate to the percentage of completion are reflected in contract revenues and gross profit in the reporting period when such estimates are revised. This method of revenue recognition requires the Company to prepare estimates of costs to complete contracts in progress. In making such estimates, judgments are required to evaluate contingencies such as potential variances in schedule, the cost of materials and labor, and productivity; and the impact of change orders, liability claims, contract disputes, and achievement of contractual performance standards which may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.

Revenue from the performance of general contracting, construction management and design-building services is recognized upon completion of the service.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable.  The Company places its cash with high credit quality financial institutions in China.  A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however,  concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms.  The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Foreign currency translation

The reporting currency is the U.S. dollar.  The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation”, using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses and historical rates for the equity. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment was $291,400 and effect of exchange rate changes for this period was $98,779.

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock-based compensation

Effective September 1, 2006, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123(R), “Share-Based Payment” (“SFAS 123(R)”), which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors, including stock options based on their fair values. SFAS 123(R) supersedes Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”), which the Company previously followed in accounting for stock-based awards. In March 2005, the SEC issued Staff Accounting Bulletin No. 107 (SAB 107) to provide guidance on SFAS 123(R). The Company has applied SAB 107 in its adoption of SFAS 123(R).

The Company adopted SFAS 123(R) using the modified prospective transition method as of and for the nine months ended March 31, 2007. In accordance with the modified prospective transition method, the Company’s financial statements for prior periods have not been restated to reflect, and do not include, the impact of SFAS 123(R). There were no options outstanding as of June 30, 2006 and there were no options granted or vested for the nine months ended March 31, 2007.

Statement of cash flows

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations is calculated based upon the local currencies.  As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Recent accounting pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”),“Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“SFAS 109”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS 109,“Accounting for Income Taxes.”  It prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have an impact on the Company's consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157,“Fair Value Measurements” (SFAS 157), which provides guidance for how companies should measure fair value when required to use a fair value measurement for recognition or disclosure purposes under generally accepted accounting principle (GAAP). SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact, if any, the adoption of SFAS 157 will have on its financial statements.

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent accounting pronouncements (continued)

In December 2006, FASB Staff Position No. EITF 00-19-2,“Accounting for Registration Payment Arrangements,” was issued. The FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5,  “Accounting for Contingencies.”  The Company believes that its current accounting is consistent with the FSP.

In September 2006, the FASB issued SFAS 158 (“SFAS 158”), “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This statement requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity. This statement also requires an employer to measure the funded status of a plan as of the date of its year end statement of financial position, with limited exceptions. The Company will be required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year end statement of financial position is effective for fiscal years ending after December 15, 2008, or fiscal 2009 for the Company. The Company is currently assessing the impact, if any, the adoption of SFAS 157 will have on its financial statements.

In February 2007, the FASB issued SFAS No. 159,“The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115” , under which entities will now be permitted to measure many financial instruments and certain other assets and liabilities at fair value on an instrument-by-instrument basis. This Statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 157. The Company is currently assessing the impact, if any, the adoption of SFAS 159 will have on its financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the combined financial statements upon adoption.

NOTE 2 - INVENTORIES

At March 31, 2007, inventories consisted of the following:
Construction materials	$1,720
Consumable goods	41,773
$43,493

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 3 - PROPERTY AND EQUIPMENT

At March 31, 2007, property and equipment consist of the following:

	Useful Life
Office equipment	5 Years	$48,491
Machinery equipment	10 Years	2,430,713
Vehicles	10 Years	60,470
Building and building improvements	20 – 40 Years	3,589,894
		6,129,568

Less: accumulated depreciation		(1,449,315)

		$4,680,253

Depreciation of property and equipment is provided using the straight-line method. For the nine months ended March 31, 2007 and 2006, depreciation expense amounted to $216,063 and $156,790, respectively.

NOTE 4 – INTANGIBLE ASSETS

Intangible assets consist of land use rights. According to the laws of the People’s Republic of China (“PRC’), the government owns all of the land in the PRC. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government. The Company acquired land use rights valued as of March 31, 2007 at $158,080 through an agreement with the Chinese government, whereby the Company has been granted unlimited rights to use certain undeveloped land.

NOTE 5 – RELATED PARTY TRANSACTIONS

Due from related parties:

As of March 31, 2007, the combined financial statements include balances and transactions with related parties.  At March 31, 2007, the Company had a receivable from affiliated companies, related through common ownership, amounting to $356,600. These advanced are for working capital purposes, non-interest bearing, and payable on demand.

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 6 – LOANS PAYABLE

Loans payable are for working capital purposes and consisted of the following at March 31, 2007:

Loans to various unrelated parties, due on January 5, 2007 with annual interest of 1.20% and unsecured. The loan is currently in default.	$811,275

Loans to various unrelated parties, due on January 15, 2007 with annual interest of 1.20% and unsecured. The loan is currently in default.	461,962

Loans to various unrelated parties, due in January, 2010 with annual interest of 1.50% and unsecured	51,674

Loans to various unrelated parties, due in April, 2013 with annual interest of 1.50% and unsecured	167,939

Loans to various unrelated parties, due in August, 2012 with annual interest of 1.50% and unsecured	32,296

Loans to various unrelated parties, due in September, 2013 with annual interest of 1.50% and unsecured	135,643
Total loans payable	$1,660,789
NOTE 7 – ACCRUED EXPENSES

At March 31, 2007, accrued expenses consist of the following:

Construction payable	$93,875
Accrued interest expenses	663,604
Employees benefit	123,384
Accrued payroll	22,878
Other accounts payable	13,015

$916,756

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 8 –SEGMENT INFORMATION

The following information is presented in accordance with SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information. In the periods ended June 30, 2006 and 2005, the Company operated in three reportable business segments - (1) the Construction segment (2) Hotel segment and (3) Real estate development segment. The Company's reportable segments are strategic business units that offer different products. The Company's reportable segments, although integral to the success of the others, offer distinctly different products and services and require different types of management focus. As such, these segments are managed separately.

Condensed information with respect to these reportable business segments for the nine months periods ended March 31, 2007 and 2006 is as follows:

Nine months Ended March 31, 2007 (Unaudited):

	Construction segment	Hotel Segment	Real estate development segment	Combined
Net Revenues	$18,052,407	$1,910,049	$407,946	$20,370,402
Interest expense	186,600	-	-	186,600
Operating expenses (excluding depreciation)	505,339	381,279	29,463	916,081
Depreciation	100,236	108,733	7,094	216,063
Net income	1,319,858	270,752	46,296	1,636,906
Capital expenditure	178	281,499	-	281,677
Segment Assets	8,714,867	3,380,068	1,813,498	13,908,433

Nine months Ended March 31, 2006 (Unaudited):
	Construction Segment	Hotel Segment	Real estate development segment	Combined
Net Revenues	$11,677,531	$2,355,616	$2,623,632	$16,656,779
Interest expense	225,171	-	1,455	226,626
Operating expenses excluding Depreciation	203,904	653,819	87,882	945,605
Depreciation	96,952	53,800	6,038	156,790
Capital expenditure	-	-	-	-
Net income	892,396	271,839	539,852	1,704,087
Segment Assets	19,415,336	2,943,820	1,917,845	24,277,001

NOTE 9 - MEMBERS’ EQUITY

For the nine months period ended March 31, 2007 there was no activity in shareholders’ equity except for the increase in retained earnings by the amount of net income of $1,636,906 and increase in other comprehensive gain by $291,400.

For the nine months period ended March 31, 2006 there was no activity in shareholders’ equity except for the increase in retained earning by the amount of net income by $1,704,087 and increase in other comprehensive gain by $244,404.

Inner Mongolia Jin Ma Construction Company Ltd.,
Inner Mongolia Hotel Company Ltd., and
Inner Mongolia Real Estate Development Company Ltd.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2007

NOTE 10 – OPERATING RISK

(a) Country risk

Currently, the Company’s revenues are primarily derived from construction projects, real estate and hotel revenues to customers in the Peoples Republic of China (PRC).  The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully.  Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b) Products risk

In addition to competing with other construction companies, real estate companies, and hotel operations, the Company competes with larger Chinese companies who may have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel.  These Chinese companies may be able to offer products at a lower price.  There can be no assurance that the Company will remain competitive should this occur.

 (c) Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC.  Additionally PRC allows a Chinese corporation to be owned by a United States corporation.  If the laws or regulations are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.
(d) Exchange risk

The Company can not guarantee that the current exchange rate will remain steady, therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of Chinese Renminbi (RMB) converted to U.S. dollars on that date. The exchange rate could fluctuate depending on changes in the political and economic environments without notice.